UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2005

TBS INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-51368 (Commission File Number)	98-0225954 (IRS Employer Identification No.)

Commerce Building
Chancery Lane
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices)

(441) 295-9230
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In the company's current report on Form 8-K filed on July 28, 2005, the company disclosed that it expected to file a current report on Form 8-K with the Securities and Exchange Commission to restate its audited financial statements for the year ended December 31, 2004 and unaudited interim financial statements for the periods ended March 31, 2005 and 2004, included in the company's registration statement filed on Form S-1 (No. 333-123157) and amendments thereto.

The company concluded that a restatement was necessary because in connection with the preparation of its second quarter financial statements, the company had discovered in its financial statements for fiscal 2004 and the first quarter of 2004 and 2005 (when the company was a privately-held company and prior to its recapitalization in connection with its recent public offering) that the allocation of earnings between the company's convertible preference and common shares did not reflect the rights of the company's convertible preference shares to participate, on an as-converted basis, in all dividends declared on the company's Class C common shares according to EITF 03-06, "Participating Securities and the Two-Class Method under FASB Statement No. 128". No such dividends were ever declared. The company also discovered that diluted earnings per share as reflected in such financial statements did not reflect the appropriate number of fully-diluted shares that could have been issued under a formula arrangement upon the exercise of three classes of warrants that were outstanding prior to its public offering in June 2005. In connection with its public offering, substantially all of the Class A warrants were exercised or cancelled and all of the Class B and Class C warrants were cancelled.

Accordingly, the company has restated its audited financial statements for the year ended December 31, 2004 and unaudited interim financial statements for the periods ended March 31, 2005 and 2004 attached as Exhibit 99.1. This restated exhibit should be read in conjunction with the Registration Statement on Form S-1 (No. 333-123157). The financial statements included in the Registration Statement on Form S-1 (No. 333-123157) and amendments thereto filed by the company in connection with the initial public offering of the company's Class A common shares, relating to these periods should no longer be relied upon.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

99.1	Restated audited financial statements for the year ended December 31, 2004 and unaudited interim financial statements for the periods ended March 31, 2005 and 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2005	TBS INTERNATIONAL LIMITED
	By:	/s/ Joseph E. Royce
Joseph E. Royce President and Chief Executive Officer